Exhibit 99.2 June 2022 CONFIDENTIAL

Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is for informational purposes only. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between NewAmsterdam Pharma Holding B.V. (“NewAmsterdam,” or the “Company”), Frazier Lifesciences Acquisition Corporation (“FLAC”) and a newly formed parent company to NewAmsterdam (“TopCo”) (the “Proposed Business Combination”), and the related transactions, including a potential investment in TopCo (the “Proposed PIPE Investment” and, together with the Proposed Business Combination, the “Proposed Transactions”), and for no other purpose. The proposed terms of the Proposed Transactions reflected in the Presentation are indicative, non-binding, and proposed by TopCo and FLAC. Any and all terms remain subject to further discussion, negotiation, and change. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the securities or of the Proposed Business Combination contemplated hereby or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. Any offering of securities in the Proposed PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the securities acquired in the Proposed PIPE Investment may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. TopCo will make any offer to sell securities only pursuant to a definitive subscription agreement, and TopCo reserves the right to withdraw or amend for any reason any offering and to reject any subscription agreement in whole or in part for any reason. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of FLAC and the Company and is intended for the recipient hereof only. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally in connection with this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to NewAmsterdam or FLAC, and that you will return to NewAmsterdam and FLAC, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation and the accuracy, completeness or reliability of the information contained in this Presentation. To the fullest extent permitted by law, in no circumstances will FLAC, NewAmsterdam, TopCo, any bank serving as a placement agent in the Proposed PIPE Investment (“Placement Agents”) or any of their respective subsidiaries, security holders, affiliates, representatives, partners, directors, officers, employees, advisers, or agents be responsible or liable for any direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Although all information and opinions expressed in this Presentation, including industry and market data obtained from third-party industry publications and sources as well as from research reports prepared for other purposes, were obtained from sources believed to be reliable and are included in good faith, none of TopCo, FLAC, NewAmsterdam or any Placement Agent has independently verified the information obtained from these sources and cannot assure you of the information’s accuracy or completeness. This information is subject to change. Some data are also based on the good faith estimates of NewAmsterdam and FLAC, which are derived from their respective views of internal sources as well as the independent sources described above. NewAmsterdam’s forward-looking statements related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of its product candidate, and the size and growth potential of the markets for the Company’s product candidate are based upon but not limited to third-party research and the Company’s experience in the industry. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of NewAmsterdam or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of NewAmsterdam and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed a recommendation to any party to enter into any transaction or take any course of action. You are also reminded that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from the company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. Participants in the Solicitation In connection with the Proposed Business Combination, the parties intend to prepare and file with the SEC a registration statement containing a preliminary proxy statement of FLAC and a preliminary prospectus with respect to the securities to be offered in the Proposed Business Combination. After the registration statement is declared effective, FLAC will mail a definitive proxy statement/prospectus relating to the Proposed Business Combination to its stockholders as of a record date to be established for voting on the Proposed Business Combination. Shareholders and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC when they become available because they will contain important information about FLAC, NewAmsterdam and the Proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Frazier Lifesciences Acquisition Corporation, Two Union Square, 601 Union St., Suite 3200, Seattle, WA 98101 or NewAmsterdam Pharma Holding B.V., Gooimeer 2-35, 1411 DC Naarden, The Netherlands. FLAC, NewAmsterdam, TopCo and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from FLAC’s shareholders in respect of the Proposed Business Combination and the other matters set forth in the registration statement. Information regarding FLAC’s directors and executive officers is available in FLAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Frazier Lifesciences Acquisition Corporation, Two Union Square, 601 Union St., Suite 3200, Seattle, WA 98101. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of the Company’s product candidate; the size and growth potential of the markets for the Company’s product candidate; the therapeutic and curative potential of the Company’s product candidate; financing and other business milestones; potential benefits of the Proposed Transactions; and expectations relating to the Proposed Transactions, including the proceeds of the Business Combination and the Company’s expected cash runway. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of TopCo and NewAmsterdam’s and FLAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of TopCo, NewAmsterdam and FLAC. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely enter into definitive agreements with respect to the Proposed Transactions or consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the Proposed Transactions, or the risk that the approval of the stockholders of FLAC or NewAmsterdam is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; matters discovered by FLAC or NewAmsterdam as they complete their respective due diligence investigations of each other; risks relating to the uncertainty of the projected financial information with respect to NewAmsterdam and the combined company; risks related to the approval of NewAmsterdam’s product candidate and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; the impact of COVID-19; global economic and political conditions, including the Russia-Ukraine conflict; the effects of competition on NewAmsterdam’s future business; the amount of redemption requests made by FLAC’s public shareholders; and those factors discussed in documents FLAC has filed or will file with the SEC, together with the risks described in the document entitled “Risk Factors” that has been made available to interested parties concurrent with this Presentation. Additional risks related to NewAmsterdam’s business include, but are not limited to: uncertainty regarding outcomes of the company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property-related claims; the Company’s ability to attract and retain qualified personnel; ability to continue to source the raw materials for its product candidate, together with the risks described in the document entitled “Risk Factors” that has been made available to interested parties concurrent with this Presentation. If any of these risks materialize or FLAC’s or NewAmsterdam’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FLAC nor NewAmsterdam presently know or that FLAC and NewAmsterdam currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FLAC’s and NewAmsterdam’s expectations, plans, or forecasts of future events and views as of the date of this Presentation and are qualiﬁed in their entirety by reference to the cautionary statements herein. FLAC and NewAmsterdam anticipate that subsequent events and developments will cause FLAC’s and NewAmsterdam’s assessments to change. These forward-looking statements should not be relied upon as representing FLAC’s and NewAmsterdam’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither FLAC, NewAmsterdam nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law. Market Data Certain information contained in this Presentation relates to or is based on third-party studies, publications, surveys and FLAC and NewAmsterdam’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while FLAC and NewAmsterdam believe their internal research is reliable, such research has not been verified by any independent source and FLAC and NewAmsterdam cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with FLAC and NewAmsterdam. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of FLAC, NewAmsterdam, and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with FLAC or NewAmsterdam, or an endorsement or sponsorship by or of FLAC or NewAmsterdam. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that FLAC or NewAmsterdam will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2 CONFIDENTIAL

Today’s presenters Frazier Lifesciences Acquisition Corporation NewAmsterdam Pharma Jamie Topper, M.D., Ph.D. David Topper, M.B.A. Michael Davidson, M.D. John Kastelein, M.D. Lina Gugucheva CEO / Chairman CFO CEO CSO CBO 3 CONFIDENTIAL

Overview

General	Type of offering	▪ Private Investment in Public Equity (PIPE)
	Target company	▪ NewAmsterdam Pharma Holding B.V. (NewAmsterdam)
	SPAC sponsor	▪ Frazier Lifesciences Sponsor LLC (Frazier)
Committed equity financing	Estimated size of offering	▪ $235mm
	Anchor indications	▪ Up to $45mm from Frazier entities (inclusive of $10mm FLAC cash in trust investment) and $40mm+ from NewAmsterdam affiliates
	Valuation	▪ Pre-money equity valuation: $491mm ▪ PF enterprise valuation: $326mm
Strategic capital	Partner	▪ Menarini Group
	Deal structure	▪ Exclusive European rights to obicetrapib ▪ $123mm (€115mm) upfront + $29mm (€27.5mm) committed R&D funding ▪ Up to $923mm (€863mm) payable upon achievement of certain clinical, regulatory, and commercial milestones; double digit royalties
SPAC transaction	Capital in trust	▪ $138mm(1)
	PF cash balance	▪ $577mm(2)
	Use of proceeds (Capital in trust + PIPE + Menarini deal)	▪ Expected to fund operations of NewAmsterdam through 2026, including continued clinical development, filing and launch of obicetrapib, as well as working capital and other general corporate purposes
	Announcement date	▪ July 25, 2022
Advisors	Capital markets advisors	▪ Credit Suisse (lead), Jefferies, SVB Securities, William Blair
	PIPE placement agents	▪ Credit Suisse (lead), Jefferies, SVB Securities, William Blair
	NewAmsterdam financial advisors	▪ SVB Securities, Moelis

NewAmsterdam Pharma

(1) Inclusive of initial $10mm FLAC investment.
(2) Represents $102mm (€95mm) of current cash and cash equivalents plus $475mm cash proceeds from transaction ($352mm from de-SPAC plus $123mm or €115mm upfront from the Menarini partnership deal) converted using 1.07 USD / EUR exchange rate.

CONFIDENTIAL 4

Frazier Lifesciences Acquisition Corporation (FLAC) overview Frazier Life Sciences acts as sponsor to FLAC Frazier Life Sciences is a fully-integrated investment firm $8.1B across 15 funds Creation Private Public Proven expertise in company creation, private and public investing Extensive operating experience, shepherding companies through discovery, development and commercialization $3.1B Robust capital markets expertise raised since 2015 since 2005 125+ companies funded 29 Frazier founded companies Goal of 3-5 new companies founded per year 20 IPOs Frazier Lifesciences Acquisition Corporation 31 acquisitions 18 $1B upfront acquisitions or $1B market caps >$1B current public portfolio 5 CONFIDENTIAL

FLAC has identified NewAmsterdam as an attractive acquisition target Since inception, FLAC has undergone extensive opportunity identification and diligence; met with 42 companies, performed substantial diligence, entered into CDA with 16 companies and submitted 3 term sheets Therapeutics focused business Preclinical through commercial stage assets IND NDA/BLA Frazier $138mm Near value inflection point 2 year term Lifesciences Acquisition Corporation Minimal additional capital expected to be required post-merger Management team with requisite experience and expertise 6 CONFIDENTIAL

Investment highlights ✓ Significant unmet need for strong and convenient LDL-lowering therapy as an adjunct to statins: 30mm+ patients in US/EU5 are not achieving LDL-lowering goals on SoC ✓ Obicetrapib is being developed with the potential to be a first- and best-in-class once-daily oral CETP inhibitor for LDL-lowering ✓ Obicetrapib has been observed to have strong LDL-lowering efficacy and safety data in a Phase 2b trial: o >50% LDL-lowering observed on top of high-intensity statins o Strong safety and tolerability in >600 pts o Robust effects on ApoB, HDL-C and Lp(a) ✓ Led by a world-class team of lipidologists and cardiovascular clinical trialists ✓ Financing plan and strategic partnerships expected to fund development through 2026, including Phase 3 lipid and CVOT readouts, registrational filings and launch Note: Actual results may differ from expectations. 7 CONFIDENTIAL

Net proceeds expected to fund obicetrapib development through several value-creating milestones



2022
2023
2024
2025
2026
Q1
Q2
Q3
Q4
= Regulatory submission
Cardiovascular Disease
Lipid Mono Study
Phase 3: "BROADWAY": LDL-C ≥ 70 mg/dL, N=2,400
Phase 3: 'BROOKLYN': LDL-C ≥ 70 mg/dL, HeFH, N=300
CV Outcomes Trial (CVOT)
Phase 3: CVOT "PREVAIL": LDL-C ≥ 70 mg/dL, N=9,000
Ezetimibe Fixed Dose Combo (FDC)
Phase 2b: "ROSE2" (Ezetimibe Combo)
Phase 1: Ezetimibe FDC Bioequivalence
Phase 3: Ezetimibe FDC
Alzheimer's Disease (AD)
Phase 2a: Alzheimer's Disease Patients
PROJECTED CASH RUNWAY
SERIES A RUNWAY
MENARINI PROCEEDS (1)
PIPE + TRUST PROCEEDS EXPECTED TO EXTEND CASH RUNWAY THROUGH 2026

NewAmsterdam Pharma

Note: Projections are subject to inherent limitations. Actual results may differ from expectations. The timing of regulatory submissions is subject to additional discussions with regulators.

(1) Menarini partnership proceeds include $123mm (€115mm) upfront + $29mm (€27.5mm) committed R&D funding and clinical, regulatory and launch milestones. Sales-based milestones and royalties are not included.

CONFIDENTIAL 8

Expert cardiometabolic leadership supported by top investors



Michael Davidson, M.D.	John Kastelein, M.D.	Douglas Kling	Lina Gugucheva	Louise Kooij	Marc Ditmarsch, M.D.
CEO	CSO	COO	CBO	CFO	VP, R&D
CORVIDIA	uniQure	CORVIDIA	IFM	SANOFI GENZYME	AstraZeneca
Omthera	XENON	Omthera	SCORPION THERAPEUTICS	pwc	Roche

SEASONED BOARD OF DIRECTORS:

- **Sander Slootweg** — *Managing Partner, Forbion*
- **Juliet Audet** — *Partner, Forbion*
- **Jason Dinges** — *Investor & IP Counsel, Morningside*
- **Gaurav Gupta** — *Founder, Ascendant BioCapital*
- **Lou Lange** — *Partner, Asset Management Ventures*
- **Michael Davidson** — *CEO, NewAmsterdam Pharma*
- **John Kastelein** — *CSO, NewAmsterdam Pharma*

SUPPORTED BY TOP INVESTORS: BVF Partners LP, Population Health Partners, Forbion, LSP, THIEL, Ascendant BioCapital, MORNINGSIDE

NewAmsterdam Pharma
CONFIDENTIAL 9

Obicetrapib to Treat Cardiovascular Disease 10

Elevated levels of LDL-C are the root cause of cardiovascular disease • Cardiovascular disease (CVD) is the leading cause of death among adults worldwide • Hyperlipidemia nearly doubles the risk of developing CVD • Elevated levels of LDL cholesterol (LDL-C) are the root cause of atherosclerosis, the process that leads to CVD Absolute reduction of LDL-C, and duration of that reduction, is the key to reducing cardiovascular risks Sources: American Heart Association, CDC, Mayo clinic, Global Health estimates 2016: Deaths by Cause, Age, Sex, by Country and by Regio, 2000-2016, Geneva, WHO; 2018. 11 CONFIDENTIAL

Despite availability of statins, CVD remains the leading cause of death worldwide


231 million(1)
Adults in US/EU5 with hypercholesterolemia
84 million(2)
Treated with prescription medication
8 million(3)
Statin-intolerant
22 million(3)
Still above LDL-C target
30 million
Patients with residual need
<1 million post-statin patients(4)
Treated with current branded options
Repatha (evolocumab)
Praluent (alirocumab) Injection
NEXLETOL (bempedoic acid) tablets
NEXLIZET (bempedoic acid and ezetimibe) tablets

Key factors limiting penetration include ***product limitations*** *and* ***market access*** *hurdles*

Sources: Trinity NewAmsterdam Market Research Summary; Trinity quantitative market research with N = 100 PCPs and Cardiologists; Bloomberg Prescription Data; IQVIA Rx Tracker.

(1) Literature review suggesting hypercholesterolemia prevalence of ~94mm in the US (average of He et al. 2020, Mercado et al. 2015, Muntner et al. 2013) and ~137mm in EU5 (average of Gomez-Huelgas et al. 2010, Guallar-Castillon et al. 2012, Tragni et al. 2012, Grau et al. 2011).

(2) 2020 US prescription data for statins, PCSK9s, and bempedoic acid were pulled from the Bloomberg Prescription Data Portal that Trinity subscribes to; assuming 12 scripts/year per patient and 70% compliance for PCSK9s (based on PCSK9 literature) and 59% compliance for statins & Nex/Nex (based on statin literature) treated patient volume estimates were derived from the prescription data and extrapolated to the EU5.

(3) 8mm statin-intolerant & 22mm above LDL-C target: Percentage of patients in each category estimated from Trinity quantitative market research and the – percentages were then applied to the estimated 84mm treated number above.

(4) <1mm branded patients: 2020 US prescription data for Repatha, Praluent, and Nexletol/Nexlizet were pulled from the Bloomberg Prescription Data Portal that Trinity subscribes to; assuming 12 scripts/year and 70% compliance for PCSK9s (based on PCSK9 literature) and 59% compliance for Nex/Nex (based on statin literature) patient volume estimates were derived from the prescription data and extrapolated to the EU5.

NewAmsterdam Pharma CONFIDENTIAL 12

Current post-statin LDL-lowering products all fall short of the profile patients need

	Ezetimibe	Nexletol	PCSK9	Patients need a drug that fits the following profile:
Efficacy	Modest	Modest[(1)]	Strong	Strong[(1)]
Administration/ Dose	Oral, Low Dose 10mg	Oral, High Dose 180mg	Injectable, High Dose ~140-150mg	Oral, Low Dose
Market Access/Price	Generic, Broad Access	Branded Price, Limited Access	Very High Price, Highly Restricted Access (High COGs)	Disruptive Price, Broad Access (Low COGs)
Safety & Tolerability	Safe, Well Tolerated	FDA Label: Tendon rupture & gout warning	Safe Painful injection site reactions	Safe and Well Tolerated

NewAmsterdam Pharma

Note: Novartis' stated price of Inclisiran to be approximate to net prices of PCSK9 mAbs.
(1) Lighter shaded region of bar chart represents the additional potential efficacy for fixed dose combinations with ezetimibe.

CONFIDENTIAL 13

>50% LDL-C reduction efficacy would be virtually identical to PCSK9 injectables and is substantially better than other oral therapies



Obicetrapib
10mg*
0
-10
-20
-30
-40
-50
-60
Obicetrapib mono dose observed to reduce LDL-C by 51% in Phase 2b clinical trial
Obicetrapib + ezetimibe FDC expected to reduce LDL by >60%



Cross trial comparison of LDL-C reduction across different approaches (in %)
Anacetrapib 100mg[1]
Evacetrapib 130mg[2]
Dalcetrapib 600mg[3]
Ezetimibe 10mg[4]
Nexletol 180mg[5]
Repatha 420mg[6]
Praluent 150mg[7]
Leqvio 284mg[8]
% LDL-C change versus baseline
0
-10
-20
-30
-40
-50
-60
-17
-21
-7
-25
-15
-47
-46
-51
There is currently no approved oral drug with LDL-lowering potency in the 50% range
Prior CETP inhibitors
Existing oral therapies
Ezetimibe is generic, Nexletol bears FDA label for tendon rupture, gout
PCSK9 injectables

The trials represented were selected due to their shared features that reflect the Phase 3 obicetrapib studies. Selecting trials with shared features allows for a potentially more accurate comparison of the LDL-C lowering results, with factors being considered such as:
a) presence of intensive LDL-lowering therapy including (high intensity) statins and PCSK9 inhibitors, **b)** patient population – ASCVD or ASCVD risk equivalent patients (including primary hypercholesterolemia and HefH) and **c)** where possible, selected studies where LDL-C measured by preparative ultracentrifugation (PUC) as opposed to Friedewald; noted below are those instances where PUC was not used – this is important because at low LDL-C levels (< 50 mg/dL), calculated LDL-C by Friedewald is overestimated; certain significant deviations from these parameters are provided in the footnotes.

Note: The above trials and data do not represent head-to-head comparisons. Actual results may differ from expectations.

Sources: * Circulation. 2021;144:e564–e593 17065. **1.** Bowman, L et al. N Engl J Med 2017. **2.** Amirhossein, S et al. Curr Pharmaceutical Design 2016. Meta-analysis - Also included hyperlipidaemia patients. LDL-C measured using direct assays and Friedewald. **3.** de Grooth et al. Circulation 2002. LDL-C measured only using Friedewald and did not require subjects to be on prior statin therapy or present with ASCVD. **4.** PI Zetia table 7. refers to; Gagne, C et al. Am J Cardiol 2002. LDL-C measured only using Friedewald. **5.** PI Nexletol; study 2. refers to; Goldberg, A et al. JAMA 2019;322(18):1780-1788. LDL-C measured using Friedewald and direct assay for LDL-C <50 mg/dL. **6.** PI Repatha; study 3. refers to; Blom, D et al. N Engl J Med 2014. Also included hyperlipidaemia patients. **7.** PI Praluent; study 3. refers to; Kereiakes, D et al. Am Heart J 2015. **8.** PI Leqvio; study 1. Refers to; Ray, K. N Engl J Med 2020.

NewAmsterdam Pharma CONFIDENTIAL 14

In ROSE Phase 2b clinical trial, obicetrapib demonstrated robust LDL-C lowering as adjunct to high intensity statins Preparative ultra-centrifugation (PUC) is “gold-standard” for LDL-C quantification Median (min, max) LDL-C levels (mg/dL) at baseline and EoT Placebo Obicetrapib 5mg Obicetrapib 10mg 10 Time Placebo Obicetrapib Obicetrapib 5mg 10mg 0 90.0 95.0 88.0 Baseline (63, 204) (54, 236) (39, 207) -10 Median -7 N=40 N=39 N=40 86.0 53.0 49.5 -20 EoT (43, 137) (13, 126) (23, 83) Median -30 N=39 N=39 N=40 -6.5 -41.45 -50.75 % Change -40 from (-53.9, 31.6) (-71.2, 62.3) (-76.9, 15.6) Baseline -41 (median) N=39 N=38* N=40 -50 -51 % Change from -37.98 -44.15 -4.76 Baseline (--44.80, -31.17) (-50.95, -37.35) -60 (-11.74, 2.22) LS mean (95% CI) 0.1814 <0.0001 <0.0001 P-value * In obicetrapib 5mg arm, 40 patients were randomized. N-value at end-of-treatment decreased to 38 because one patient was missing an LDL value at baseline and a second patient was missing an LDL value at end-of-treatment reading. 15 CONFIDENTIAL LDL-C % reduction from baseline (median)

Robust and consistent LDL-C lowering observed with the obicetrapib 10mg dose across four Phase 1 & Phase 2 clinical trials LDL-lowering activity of obicetrapib 10mg LDL-lowering activity of obicetrapib monotherapy across Phase 1 & Phase 2 10mg on top of high intensity statins Phase 1 TULIP TA-8995-06 ROSE N=10 N=35 N=13 N=40 Patients were treated with obicetrapib on top of statin therapy (rosuvastatin 20 or 40mg, or atorvastatin 40 or 80mg) -44 -44 -45 -51 16 CONFIDENTIAL LDL-C % reduction from baseline (mean) LDL-C % reduction from baseline (median)

ApoB & non-HDL-C percent change from baseline observed in ROSE clinical trial Lipidologists view ApoB and non-HDL-C as most important biomarkers for CVD risk reduction (in addition to LDL-C) Non-HDL-C ApoB Placebo Obicetrapib 5mg Obicetrapib 10mg Placebo Obicetrapib 5mg Obicetrapib 10mg 10 10 5 0 0 -4 -5 -10 -3 -10 -20 -15 -20 -30 -25 -24 -40 -39 -30 -30 -44 -35 -50 17 CONFIDENTIAL ApoB % change from baseline (median) Non-HDL-C % change from baseline (median)

Obicetrapib observed to increase HDL-C and reduce Lipoprotein(a) These observed lipid changes may add further health benefits that may further strengthen product profile HDL-C Lp(a) Placebo Obicetrapib 5mg Obicetrapib 10mg Placebo Obicetrapib 5mg Obicetrapib 10mg 10 180 165 4 160 0 135 140 -10 120 100 -20 80 -30 60 -34 40 -40 20 -50 0 -5 -57 -20 -60 18 CONFIDENTIAL HDL-C % change from baseline (median) Lp(a) % change from baseline (median)

ROSE safety: AEs, SAEs and withdrawals overview Positive safety profile observed, and no drop-outs due to AEs Placebo Obicetrapib 5mg Obicetrapib 10mg (N=40) (N=40) (N=40) AEs (%) AEs, total 19 (47.5) 15 (37.5) 8 (20.0) AEs, related 4 (10.0) 2 (5.0) 1 (2.5) AEs, severe 1 (2.5) 0 0 SAEs SAEs, total 2 (5.0) 0 0 SAEs, related 0 0 0 Deaths 0 0 0 Withdrawals study / medication TEAEs leading to discontinuation 1 (2.5) 0 0 of study drug TESAEs leading to 0 0 0 discontinuation of study 19 CONFIDENTIAL

Phase 1 & 2: Pooled TEAEs, TESAEs and withdrawals overview Strong safety profile observed across all of our Phase 1 & 2 clinical studies (1) (2) Comparator Pooled Obicetrapib (5, 10mg) (N=231) (N=309) TEAEs (%) TEAEs, total 136 (58.9) 173 (55.9) TEAEs, related 45 (19.5) 49 (15.8) TEAEs, severe 5 (2.2) 7 (2.3) TESAEs *TESAEs, total 6 (2.6) 4 (1.3) TESAEs, related 0 0 Deaths 0 0 Withdrawals study / medication TEAEs leading to discontinuation 13 (5.6) 13 (4.2) of study drug * There were three additional TESAEs in other obicetrapib dose arms: two in the TULIP 2.5mg arm, and one in the Lp(a) 2.5mg arm; none were considered to be related to study drug. (1) The Comparator group included patients receiving placebo and non-obicetrapib monotherapy. 20 CONFIDENTIAL (2) The pooled obicetrapib group includes patients treated with obicetrapib as a monotherapy and in combination with atorvastatin, rosuvastatin and ezetimibe.

CETP role in transport of cholesterol esters



CETP curves against HDL
CETP penetrates HDL surface
CETP directly transfers cholesterol esters from HDL to LDL
HDL
HDL
LDL
CE
PL
PL
TG
CE
CETP
HDL
LDL



Electron micrograph
CETP
HDL
LDL
CETP
C-terminal opening
N-terminal opening is where CETPi occurs

NewAmsterdam Pharma

Note: Figures adapted from Meng Zhang, at al., Assessing the mechanisms of cholesteryl ester transfer protein inhibitors, Biochimica et Biophysica Acta (BBA) - Molecular and Cell Biology of Lipids, 1862(12), 2017, 1606-1617, and from Lei D, et al., Insights into the Tunnel Mechanism of Cholesteryl Ester Transfer Protein through All-atom Molecular Dynamics Simulations, J Biol Chem., 2291(27), 2016, 14034-14044.

CONFIDENTIAL 21

Genetic support that CETPi drives CVD benefit through LDL reduction

Analysis of >1mm patient-years' shows loss-of-function protection equivalent to targets of other LDL-lowering drugs



Odds ratio for CVD per decrease in LDL-C of 10 mg/dL (95% CI)
Decreased CVD risk
Increased CVD risk
CETP target
CETP - loss-of-function genotype
0.843 (0.788-0.901)
Statin target
HMGCR - loss-of-function genotype
0.834 (0.775-0.896)
PCSK9 target
PCSK9 - loss-of-function genotype
0.824 (0.774-0.876)
Ezetimibe target
NPC1L1 - loss-of-function genotype
0.839 (0.773-0.911)
0.7
1.0
Avg
Analysis from >1mm patient-years combined
16% reduction in CVD risk

- A **16% reduction** in CVD risk is observed for every 10 mg/dL decrease in LDL levels
- This is ~equivalent to the effect seen in loss-of-function genotypes for **statins**, **PCSK9 modulators** and **ezetimibe**



Odds ratio for CAD risk (95% CI)
Decreased risk
Increased risk
Coronary artery disease risk
1.08 (0.94, 1.23)
0.5
1.0
1.5
Difference in serum lipids (95% CI)
HDL-cholesterol (mmol/L)
-0.23 (-0.26, -0.20)
Triglycerides (mmol/L)
0.02 (-0.06, 0.09)
LDL-cholesterol (mmol/L)
0.08 (0.00, 0.16)
-0.3
0.0
0.3
Avg

More CETP = more CAD risk, less HDL, more LDL and more ApoB

NewAmsterdam Pharma

Sources: Ference BA et al. JAMA 2017; Blauw et al; Genome-Wide Association Study on Circulating CETP.
Note: CAD means coronary artery disease.

CONFIDENTIAL 22

CETPi upregulates LDL-R and improves LDL and ApoB clearance through the liver Same mechanism of action as existing LDL-lowering drugs Most current LDL-lowering therapies work by promoting LDL receptor upregulation CETPi PCSK9i STATINS EZETIMIBE OBICETRAPIB Decreases Designed to Blocks Decreases intestinal block transfer of degradation cholesterol cholesterol cholesterol from of LDL-R synthesis absorption HDL>LDL LDL-R levels Decrease in hepatic cholesterol LDL-R Increase in hepatic LDL receptors LDL-R taking up LDL Decrease in plasma LDL levels LDL 23 CONFIDENTIAL

ApoB ‘traps’ LDL-C particles in the arterial wall to form atherosclerotic plaques ApoB is a molecule that envelopes LDL-C particles in a 1:1 ratio ApoB-containing particles can become trapped in the arterial wall LDL-R upregulation reduces total ApoB concentrations and halts plaque build-up If ApoB remains high, this turns into plaques that grow over time LDL-C ApoB CETPi LDL-R levels Each LDL-C particle LDL receptors contains one ApoB clear ApoB molecule particles from the plasma Atherosclerotic plaque LDL-R upregulation is the predominant mechanism Reducing the number of ApoB particles in circulation is critical for reducing ApoB particle concentration to halting plaque build-up and reducing CV risk This is the ultimate MoA of most current cholesterol-lowering therapies including obicetrapib Source: Adapted from Ference BA, Kastelein JPP, Catapano AL. JAMA, 2020. 24 CONFIDENTIAL

Obicetrapib program designed to overcome limitations of all prior CETP inhibitors

We believe that all prior CETPi were developed with a misguided focus on HDL increase (rather than LDL decrease) as the primary MoA for CVD risk reduction, leading to inappropriate compound selection or inappropriate CVOT design

	SAFETY	LDL-LOWERING POTENCY	CVOT DESIGN (DURATION & BASELINE LDL)	COMMERCIAL VIABILITY
TORCETRAPIB Suffered from drug-specific toxicity issue (Pfizer)	OFF-TARGET TOXICITY, INCREASED BLOOD PRESSURE, ALDOSTERONE *(seen early in Phase 2)*			
DALCETRAPIB Drug showed no LDL-lowering efficacy (Roche)	Safe & well-tolerated	NO LDL-LOWERING		
EVACETRAPIB CVOT was too short to demonstrate MACE benefit (Lilly)	Safe & well-tolerated	Modest LDL-lowering	INSUFFICIENT TRIAL DURATION *(only 2 years)*	
ANACETRAPIB *Meaningful MACE benefit observed* - but drug accumulated in fat (Merck)	Safe & well-tolerated	Modest LDL-lowering	Sufficient duration *(4.1 years, with 6.4 year follow up)* Baseline LDL too low *(60 mg/dL)*	COMMERCIALLY UNVIABLE - HIGH LIPOPHILICITY AND FAT ACCUMULATION LED TO 4+ YEAR HALF-LIFE
OBICETRAPIB	✓ Strong safety and tolerability profile observed in >600 patients through Phase 2b ✓ No concerns seen in biomarker safety data, including blood pressure-associated biomarkers	✓ >50% LDL-LOWERING OBSERVED IN PHASE 2B	✓ Longer trial duration *(4 yrs)* + ✓ High baseline LDL *(100 mg/dL)*[1] *= PREVAIL CVOT design expected to translate into >20% MACE benefit*	✓ Favorable PK/PD profile ✓ No accumulation in fat tissue observed

Strong safety profile across ~59k patients (Dalcetrapib, Evacetrapib and Anacetrapib)

Note: The above trials and data do not represent head-to-head comparisons.
(1) Represents estimated average baseline LDL to be enrolled, not entry criteria.

NewAmsterdam Pharma
CONFIDENTIAL 25

Obicetrapib does not show an effect on systolic and diastolic blood pressure

- In the TULIP study, obicetrapib did not show any effect on blood pressure, aldosterone and electrolytes
- A dedicated meta-analysis of the obicetrapib ROSE, TULIP and OCEAN study did not reveal any signal in systolic and diastolic blood pressure
- By contrast, in the cardiovascular outcome trial ILLUMINATE, torcetrapib showed a significant 5.4 and 2.0mm Hg increase in systolic blood and diastolic pressure and was associated with a significant decrease in serum potassium, and increases in serum sodium, bicarbonate and aldosterone



Diastolic*
Placebo
Obicetrapib 5mg
Obicetrapib 10mg
LS mean mmHg change versus baseline
4
2
0
-2
-4
BL
Week 4
Week 8
Week 12



Systolic*
Placebo
Obicetrapib 5mg
Obicetrapib 10mg
LS mean mmHg change versus baseline
4
2
0
-2
-4
BL
Week 4
Week 8
Week 12

NewAmsterdam Pharma

Sources: Circulation 2021;144:e564–e593 17065: Obicetrapib Lowers LDL-C in Patients Taking High Intensity Statins: Results From Rose Clinical Trial.
*Represents pooled data from the ROSE, TULIP and OCEAN clinical trials.

CONFIDENTIAL 26

MACE benefits in CVOT of anacetrapib (REVEAL) observed to be exactly as expected, informing NewAmsterdam's CVOT design

ABSOLUTE REDUCTION

MACE benefits impacted by 2 key factors:

TIME

At 4.1 years, two important learnings:

Learning 1: Predictable MACE benefit

- 9% drop in MACE is exactly predicted by the CTT metaregression line
- Indicates CETPi behaves like statins in reducing MACE



35%
30%
25%
20%
15%
9% drop in MACE
5%
0%
0
20
30
40
50
60
70
11 mg/dL drop in absolute LDL-C

Learning 2: Baseline levels were too low

- Baseline 60 mg/dL already below U.S. guideline goals
- Modest drug LDL-lowering potency (17%) resulted in very small absolute reduction (only 11 mg/dL)

60mg (LDL baseline) × 17% (LDL lowering) = 11 mg/dL (ABSOLUTE LDL REDUCTION) → 9% benefit (Modest MACE% benefit)

At 6.4 years:

20% additional MACE risk reduction

Anacetrapib's long half-life causes it to continue to have effects in patients (patients remained randomized)

*At both time readouts, REVEAL showed statistically significant drop across **all composites** of MACE**

NewAmsterdam Pharma

Source: The HPS3/TIMI55-REVEAL Collaborative Group. European Heart Journal (2021) 00, 1–9.
*Composites of MACE included in this analysis were coronary death, myocardial infarction or coronary revascularization.

CONFIDENTIAL 27

Clinical Development Plan 28

Obicetrapib CDP for cardiovascular disease & Alzheimer's disease

The current development plan supports a potential 2025 launch for lipid indication

Area	Product	Phase 1 / Phase 2 / Phase 3	Next Anticipated Milestone
Cardiovascular	**Obicetrapib Monotherapy Product** (obicetrapib 10mg)	Phase 3 BROADWAY Trial *Lipid Mono Study*	**2H 2023** Phase 3 BROADWAY Trial Completion (LDL-C ≥ 70 mg/dL; n=2,400)
		Phase 3 BROOKLYN Trial *Lipid Mono Study*	**3Q 2022** Phase 3 BROOKLYN Trial Initiation (LDL-C ≥ 70 mg/dL; HeFH; n=300)
		Phase 3 PREVAIL Trial *CV Outcomes Trial (CVOT)*	**3Q 2026** Phase 3 CVOT PREVAIL Trial Completion (LDL-C ≥ 70 mg/dL; n=9,000)
	Ezetimibe Fixed Dose Combination Product (obicetrapib 10mg + ezetimibe 10mg)	Phase 2b ROSE2 Trial *Ezetimibe Fixed Dose Combo (FDC)*	**Late 2022 / Early 2023** Phase 2 ROSE 2 Trial Completion (n=114)
		Ezetimibe FDC Bioequivalence	**3Q 2022** Phase 1 Ezetimibe FDC Bioequivalence Trial Initiation
Neuro-metabolic	**Alzheimer's Product** (proprietary dose/formulation incorporating obicetrapib)	Phase 2a Trial	**Late 2022 / Early 2023** Phase 2a Alzheimer's Disease Trial Completion (n=10–15)

NewAmsterdam Pharma

Note: Other than as noted, the pipeline represents trials that are currently ongoing. Projections are subject to inherent limitations. Actual results may differ from expectations. The timing of regulatory submissions is subject to additional discussions with regulators.

CONFIDENTIAL 29

CVD clinical development program designed to support broad CVD label

LIPID indication (2025E launch)

Lipid Mono Program (10mg)

Phase 3 BROADWAY Trial *(initiated):*
- 2,400 patients with ASCVD or HeFH on statins
- LDL-C ≥ 70 mg/dL + risk enhancers
- Primary endpoint: LDL-C at 12 wks (total 52 wks)
- 2:1 randomization
- 1,600 patient-years of safety

Phase 3 BROOKLYN Trial *(anticipated initiation 3Q2022):*
- 300 patients with HeFH on statins
- LDL-C ≥ 70 mg/dL
- Primary endpoint: LDL-C at 12 wks (total 52 wks)
- 2:1 randomization
- 100 patient-years of safety

Ezetimibe Fixed Dose Combo Program (10mg + 10mg)

Phase 2b ROSE2 Trial *(initiated):*
- 114 patients with LDL-C ≥ 70 mg/dL
- Primary endpoint: LDL-C at 12 wks (total 12 wks)
- Arms: obi 10mg, obi 10mg / eze 10mg, placebo
- 1:1:1 randomization

Phase 3 Trial *(in planning):*
- 200 patients with ASCVD
- LDL-C ≥ 70 mg/dL on statins
- Primary endpoint: LDL-C at 12 wks (total 12 wks)
- Arms: obi 10, eze 10, obi/eze FDC, placebo
- 1:1:1:1 randomization

MACE indication (2027E launch)

CVOT Mono Program (10mg)

Phase 3 PREVAIL Trial *(initiated):*
- 9,000 patients with ASCVD on statins
- LDL-C ≥ 70 mg/dL **+ risk enhancers**
- Minimum trial duration 3 years after last patient randomized
- Primary endpoint: 4-point MACE*
- 1:1 randomization
- >10,000 patient years of safety

NewAmsterdam Pharma

Note: HeFH = heterozygous familial hypercholesterolemia; ASCVD = atherosclerotic cardiovascular disease. Actual results may differ from expectations.
* MACE includes cardiovascular death, myocardial infarction, stroke and non-elective coronary revascularization in adults.

CONFIDENTIAL 30

Applying lessons from prior CVOTs, PREVAIL trial is designed to be better positioned for success versus prior CETPi CVOTs ✓ Superior LDL-lowering activity anticipated • Obicetrapib 10mg observed to lower LDL by 51% in a Phase 2b clinical trial ✓ Target higher baseline LDL patients for greater potential absolute LDL reduction • Focus on patients with high baseline LDL-C and ApoB levels, including risk-enhancing criteria, vs. other CETPi trials which enrolled patients with low baseline LDL • This is anticipated to translate into a substantial and clinically meaningful absolute risk reduction ✓ Longer duration of follow-up • Median follow-up of 48 months to maximize opportunity for MACE reduction (vs. ACCELERATE, which was only 2.1 years median follow-up) ✓ Higher-risk patient population • ASCVD patients enriched with risk enhancers shown in REVEAL long-term follow-up to have stronger relative risk reduction in the treatment arm (high LDL/ApoB, diabetes, high triglycerides, recent MI) Note: Actual results may differ from expectations. 31 CONFIDENTIAL

REVEAL supports translation from absolute LDL reduction to MACE benefit

EXPERIENCE: *REVEAL (anacetrapib)*

61 mg/dL × **17%** = **11 mg/dL**

Low baseline | Drug showed modest LDL-lowering % | Results in SMALL absolute LDL reduction



35%
30%
25%
20%
15%
5%
0%
0
20
30
40
50
60
70
9% drop in MACE
11 mg/dL drop in absolute LDL-C

9% *drop*

Smaller MACE* benefit anticipated

PREDICTION: *PREVAIL (obicetrapib)*

~100 mg/dL(1) × **51%** *anticipated* = **~50 mg/dL**

Enrich for higher baseline | Stronger expected LDL-lowering % | Expected to result in more absolute LDL reduction



>20% drop in MACE anticipated
35%
30%
20%
15%
10%
5%
0%
0
10
20
30
40
60
70
~50 mg/dL drop in absolute LDL-C anticipated

>20% *drop anticipated*

Bigger expected MACE** benefit

NewAmsterdam Pharma

* Composites of MACE included in this analysis were coronary death, myocardial infarction or coronary revascularization.
Source: The HPS3/TIMI55–REVEAL Collaborative Group. N Engl J Med 2017; 377:1217-1227
Cholesterol Treatment Trialists Collaboration. Lancet. 2010 376:1670-81.

Note: Actual results may differ from expectations.
Source: Cholesterol Treatment Trialists Collaboration. Lancet. 2010 376:1670-81 Circulation. 2021;144:e564–e593 17065: Obicetrapib Lowers LDL-C in Patients Taking High Intensity Statins.
(1) Represents estimated average baseline LDL to be enrolled, not entry criteria.
** MACE includes cardiovascular death, myocardial infarction, stroke and non-elective coronary revascularization in adults.

CONFIDENTIAL 32

PREVAIL study validation shown by REVEAL long-term follow-up

Higher event rates & treatment effects + lower numbers needed to treat HIGH RISK groups enriched in PREVAIL



REVEAL total study population
11.3%
RR decrease
15.9
14.1
15
10
Rate reducation MACE
ARR 1.8%
NNT 55.6
Overall Effect

HIGHER RISK subgroups have much higher event rates & positive treatment effects



15.5%
RR decrease
17.2
14.7
ARR 2.5%
NNT 40
15.6%
RR decrease
19.2
16.2
ARR 3%
NNT 33
LDL-C
≥ 66 mg/dL
ApoB
≥ 70 mg/dL



14.6%
RR decrease
14.4
12.3
ARR 2.1%
NNT 47
11.9%
RR decrease
18.5
16.3
ARR 2.2%
NNT 45
18.1%
RR decrease
17.7
14.5
ARR 3.2%
NNT 31.3
CVD event
≥ 3 to <12 months
HDL-C
< 35 mg/dL
Triglycerides
≥ 151 mg/dL
Best risk enhancer shows highest decrease (linked to DM, obesity, etc)

RR = relative risk
ARR = absolute risk reduction
NNT = number needed to treat

PREVAIL study **inclusion criteria** requires high baseline LDL-C (also translates to high ApoB)

Inclusion criteria: LDL-C ≥70 mg/dL

PREVAIL study **risk enhancers** will further enrich for high-risk patient populations

Inclusion criteria: Lp(a) >75 mg/dL, HDL-C <40 mg/dL, triglycerides >150 mg/dL

NewAmsterdam Pharma
CONFIDENTIAL 33

HDL effects potentially offer pipeline expansion opportunities in Alzheimer's and diabetes

- **HDL is the "vacuum cleaner" of the body, sucking toxic forms of cholesterol out of peripheral tissues to promote healthy cell function & survival**
- **NewAmsterdam is exploring potential HDL-raising benefits in other indications such as Alzheimer's disease (AD) and diabetes**

Obicetrapib observed to increase HDL by >160%



CETPi
HDL precursors
Toxic form of cholesterol
Increased small functional HDL levels

NewAmsterdam is exploring proprietary fixed dose combinations of obicetrapib with other agents for these potential earlier pipeline indications



HDL
ABCA1
Removal of toxic form of cholesterol
ASTROCYTE

POSITIVE TISSUE EFFECTS IN THE BRAIN

- Increasing HDL is expected to promote healthy tissue survival in the brain
- Administration of CETPi to APP/CETP knock-in mice observed to promote cholesterol removal from the brain and improve cognition
- We are testing obicetrapib in Alzheimer's patients in a Phase 2a biomarker study



Removal of toxic form of cholesterol
BETA ISLET CELL

POSITIVE BETA ISLET CELL EFFECTS IN THE PANCREAS

- Increasing HDL is expected to promote beta islet cell survival in the pancreas, potentially improving insulin production
- All four prior CETPi CVOTs demonstrated statistically significant reduction of diabetes risk or reversal of diabetes progression
- We are measuring diabetes progression as an endpoint in PREVAIL and are exploring regulatory paths for a diabetes indication

NewAmsterdam Pharma
CONFIDENTIAL 34

Potentially Disruptive Product Profile Supported by U.S. Market Research 35

Obicetrapib has potential to solve a substantial unmet medical need in dyslipidemia

231mm[(1)] *Patients with hyperlipidemia* → **30mm patients not sufficiently addressed by available treatment options**

Fewer than **1mm** patients treated with
current branded options:


180mg

PCSK9s   Bempedoic Acid

THE PROBLEM

- **Payors highly restrict access**
- **Low prescriber enthusiasm**
- **Relatively low patient compliance**

THE SOLUTION

OBICETRAPIB *10mg*

- ✓ >50% LDL-lowering observed in Phase 2b
- ✓ Potential for attractive pricing to unlock broad access
- ✓ Strong safety and tolerability profile observed
- ✓ Convenient once-daily oral tablet
- ✓ High prescriber enthusiasm

$3-4B[(2)] **global market opportunity**

NewAmsterdam Pharma

(1) Literature review suggesting hypercholesterolemia prevalence of ~94mm in the US (average of He et al. 2020, Mercado et al. 2015, Muntner et al. 2013) and ~137mm in EU5 (average of Gomez-Huelgas et al. 2010, Guallar-Castillon et al. 2012, Tragni et al. 2012, Grau et al. 2011).
(2) Value derived from top-down epidemiology-based market model for obicetrapib; assumptions derived from secondary research / literature and primary market research with US and EU5 physicians and payers.

CONFIDENTIAL 36

US market research indicates prescriber and payor enthusiasm towards obicetrapib, supporting a potentially significant commercial opportunity

Enthusiasm from prescribers:

	PERCEIVED PRODUCT PERFORMANCE	CURRENT PRODUCTS		PRODUCTS IN DEVELOPMENT	
		Nexletol	*PCSK9i mAbs*	*PCSK9i (Inclisiran)*	*Obicetrapib*
Efficacy	LDL-C Reduction	*Moderate*	*High*	*High*	*High*
	MACE Reduction	*Low*	*High*	*High*	*High*
	Reduced Progression to Type 2 Diabetes	*Low*	*Low*	*Moderate*	*Moderate/High**
Safety & Other Attributes	Safety/Tolerability	*Moderate*	*High*	*High*	*High*
	Route of Administration	*High*	*Low*	*Moderate*	*High*
	Insurance Access	*Low*	*Low*	*Moderate*	*Moderate*

Enthusiasm from payors:

"Biggest need (is) a product that works like the PCSK9s but with a more convenient ROA and no diabetes risk"

"Fulfills an important unmet need"

NewAmsterdam Pharma

Key: Green cells denote high ratings (6.5 – 9) / Yellow cells denote moderate ratings (5 – 6.4) / Red cells denote lowest ratings (1 – 4.9); ratings were given on a 9-point scale, thus lower / red ratings actually reflect the ~midpoint of the scale.
*In our survey, obicetrapib mono therapy received a moderate score and obicetrapib FDC therapy received a high score. Source for other scores: Trinity quantitative market research; N = 100 (50 PCPs + 50 cardiologists).

CONFIDENTIAL 37

Greater observed LDL-C lowering capability and low potential COGs may enable attractive pricing + broad market access

CURRENT BRANDED AGENTS

Prior authorization and step-through requirements plague existing brands:

$$$$ — Repatha, Praluent

PRICE IS TOO HIGH for meaningful access (~$6K)

$$$ — NEXLETOL, NEXLIZET

MODEST EFFICACY, comparable to generics, make *any* branded price hard to justify (~$4K)

*"There is a lot of documentation involved as we're **really trying to restrict to the highest risk patients** that actually need these costly products"*

-Payor

BROAD WINDOW OF OPPORTUNITY

$$

Obicetrapib is well positioned to unlock significantly better access than existing agents:

- ✓ Low COGs expected to enable favorable pricing
- ✓ Greater observed LDL-C lowering capability comparable to PCSK9s
- ✓ Convenient low dose, once daily oral regimen observed to improve patient compliance

NewAmsterdam Pharma

Source: Quotes provided by Payer approached as part of our market research efforts; Redbook, Trinity qualitative market research with N = 10 payers.

CONFIDENTIAL 38

Projected exclusivity timelines in the EU and US Assumes EU approval on June 1, 2025 and US approval on July 1, 2027 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2041 2042 SPC max EU approval 6/35 6/36 EU Data exclusivity (8 + 2 years) 2/41 6/1/25 Regulatory exclusivity 6 mo. PTE max NDA approval 7/32 1/35 pedi. US NCE exclusivity 30 mo. stay 7/41 7/1/27 (7/35) st 8/27 Original genus patent family 1 gen 2/34 2/34 8/39* Species selection patent family SPC EU 2/41* SPC Statin combo patent family nd 2 gen 7/38* 2/34 PTE Species selection patent family US 1/39* 2/34 Statin combo patent family PTE Proprietary form (COM) patent family 7/43 EU rd 3 gen Proprietary form (COM) patent family US 7/43 Note: Filled colors = granted patents & dotted lines = pending patents; one patent only to be selected for SPC/PTE; an earlier US approval leads to earlier regulatory expiry & shorter PTE; *including pediatric extension 6m. Actual results may differ from expectations. 39 CONFIDENTIAL

Transaction Overview 40

Menarini partnership overview

Partnership with Menarini brings in significant non-dilutive capital and could enable NewAmsterdam to simultaneously launch obicetrapib in different markets with the ideal partner to optimize the commercial opportunity in the EU

RIGHT PARTNER + RIGHT TIME = RIGHT DEAL

RIGHT PARTNER

MENARINI IS A LEADING EUROPEAN PHARMACEUTICAL COMPANY

Leading presence in cardiovascular disease:

- 18 marketed products in cardiometabolic diseases
- #1 share of voice among cardiologists, internists and GPs in EU5

Deep commercial expertise:

- 540 launches in 50 countries
- >2,500 sales reps and >280 specialist field force members in Europe
- Successfully secured access for >500 products

Strong partnering track record, with 60+ partnerships ***spanning small biotech to large pharma***

RIGHT TIME

~3 YEARS FROM LAUNCH OPTIMIZES EUROPEAN DEVELOPMENT WITH AN EXCELLENT EUROPEAN PARTNER

- Pricing and access in Europe is critical for obicetrapib's success
- Local expertise is needed to jumpstart P&MA strategy, including evidence generation and proactive HTA engagement
- Strong relationships with EU KOLs will support obicetrapib market entry while more effectively disseminating the obicetrapib value story

RIGHT DEAL

MENARINI TO RECEIVE EXCLUSIVE RIGHTS TO OBICETRAPIB MONOTHERAPY AND EZETIMIBE FDC FOR CVD IN EUROPE

NewAmsterdam retains all other global rights and is eligible for significant non-dilutive financial terms:

- €142.5mm committed capital

  (Consisting of €115mm upfront + €27.5mm committed R&D funding)
- Up to €863mm payable upon achievement of certain clinical, regulatory and commercial milestones
- Tiered royalties from teens to mid-twenties

UP TO €1,005.5mm OF TOTAL CASH CONSIDERATION

NewAmsterdam Pharma

CONFIDENTIAL 41

Transaction overview

Transaction overview

- Frazier Lifesciences Acquisition Corporation (NASDAQ: "FLAC") to combine with NewAmsterdam at an implied $491mm pre-money equity value and a $326mm pro forma enterprise value
- Transaction to be funded through a combination of FLAC's $138mm[1] cash in trust (assumes no redemptions) and $235mm of committed PIPE financing
  - Frazier entities to commit up to $45mm (inclusive of $10mm FLAC cash in trust investment) and NewAmsterdam affiliates to commit $40mm+
- Net proceeds will be used to fund operations of NewAmsterdam through 2026, including continued clinical development of obicetrapib and other product candidates, as well as working capital and other general corporate purposes
- Current shareholders of NewAmsterdam expected to maintain 54% pro forma ownership
- Closing expected second half of 2022

Illustrative post-money valuation at close

PF Transaction (USD in mm)	
NewAmsterdam Illustrative Share Price	$10.00
PF Shares Outstanding	90.3
NewAmsterdam Shares	49.1
FLAC Shares	17.8
PIPE Shares	23.5
Total Equity Value	**$903**
Less Cash [2]	($577)
Plus Debt	-
Total Enterprise Value	**$326**

Illustrative estimated transaction cash sources and uses

Sources (USD in mm)	
FLAC Cash in Trust	$138
PIPE Investment	235
Menarini Partnership Upfront	123
Seller Rollover Equity	491
Total Sources	**$987**

Uses (USD in mm)	
Cash to Balance Sheet	$476
Seller Rollover Equity	491
Estimated Transaction Expenses	20
Total Uses	**$987**

Illustrative post-transaction ownership


NewAmsterdam shareholders
FLAC shares
PIPE shares
20%
54%
26%

Note: Assumes a $235mm PIPE issuance at $10/share and no redemptions. Excludes 1.9mm earn-out shares to be issued to existing NewAmsterdam Pharma shareholders upon achievement and announcement of positive Phase 3 data for both the "Brooklyn" and "Broadway" trials.
(1) Inclusive of initial $10mm FLAC investment.
(2) Represents $102mm (€95mm) of current cash and cash equivalents plus $475mm cash proceeds from transaction ($352mm from de-SPAC plus $123mm or €115mm upfront from the Menarini partnership deal) converted using 1.07 USD / EUR exchange rate.

NewAmsterdam Pharma
CONFIDENTIAL 42

Net proceeds expected to fund obicetrapib development through several value-creating milestones


2022
2023
2024
2025
2026
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Cardiovascular Disease
= Regulatory submission
Lipid Mono Study
Phase 3: "BROADWAY": LDL-C ≥ 70 mg/dL, N=2,400
Phase 3: 'BROOKLYN': LDL-C ≥ 70 mg/dL, HeFH, N=300
CV Outcomes Trial (CVOT)
Phase 3: CVOT "PREVAIL": LDL-C ≥ 70 mg/dL, N=9,000
Ezetimibe Fixed Dose Combo (FDC)
Phase 2b: "ROSE2" (Ezetimibe Combo)
Phase 1: Ezetimibe FDC Bioequivalence
Phase 3: Ezetimibe FDC
Alzheimer's Disease (AD)
Phase 2a: Alzheimer's Disease Patients
PROJECTED CASH RUNWAY
SERIES A RUNWAY
MENARINI PROCEEDS (1)
PIPE + TRUST PROCEEDS EXPECTED TO EXTEND CASH RUNWAY THROUGH 2026

Note: Projections are subject to inherent limitations. Actual results may differ from expectations. The timing of regulatory submissions is subject to additional discussions with regulators.

(1) Menarini partnership proceeds include $123mm (€115mm) upfront + $29mm (€27.5mm) committed R&D funding and clinical, regulatory and launch milestones. Sales-based milestones and royalties are not included.

NewAmsterdam Pharma CONFIDENTIAL 43

Appendix 44

Consistent LDL-C lowering and HDL-C increase observed across three Phase 2 studies of obicetrapib HDL-C levels increase LDL-C levels decrease 200 184 -5 180 165 157 160 -15 135 140 127 121 120 -25 100 -30 80 -35 60 -41 40 -45 -46 -46 20 -51 -51 0 -55 5mg 10mg 5mg 10mg 5mg 5mg Obi + 5mg 10mg 5mg 10mg 5mg 5mg Obi + Obi Obi Obi Obi Obi 10mg Exe Obi Obi Obi Obi Obi 10mg Exe ROSE TULIP OCEAN ROSE TULIP OCEAN 45 CONFIDENTIAL ne (median) % change from baseli % change from baseline (median)

ROSE waterfalls: LDL-C % change from baseline at Day 56 LDL-C reduction of >60% was observed in LDL-C reduction of >60% was observed in 20% of obicetrapib 5mg patients 40% of obicetrapib 10mg patients Note: Each bar represents one subject in the trial. 46 CONFIDENTIAL

OCEAN: Phase 2b evaluating 5mg obicetrapib in combination with 10mg ezetimibe

Objective To evaluate the effect of obicetrapib in combination with ezetimibe compared to placebo on LDL-C

Inclusion criteria

- Mild dyslipidaemia
- Fasting LDL-C levels >2.5 mmol/L and <4.5 mmol/L

Exclusion criteria

- Currently taking any lipid-lowering therapy
- Any clinical manifestation of atherosclerotic CVD
- Diagnosis of type 1 or type 2 diabetes mellitus
- Uncontrolled hypertension

Primary efficacy endpoint

- **Percent change from baseline in LDL-C** for the combination therapy group compared to the placebo group

Study design



Patients (n=100)
Mild dyslipidaemia
(18 – 75 years)
Obi 5mg + eze 10mg (n=25)
Obi placebo + eze 10mg (n=25)
Obi 5mg + eze placebo (n=25)
Obi placebo + eze placebo (n=25)
Visit: 1 2 3 4 5 6 7
Week: Up to 2 0 4 8 12 16 20
Eligibility
Labs, PK
CETPm, Safety
Labs
Safety
Labs
Safety
Labs, PK
CETPm
Safety
Labs, PK
CETPm
Safety
Labs, PK
CETPm
Safety
Safety
FU

NewAmsterdam Pharma

CONFIDENTIAL 47

In OCEAN, obicetrapib was observed to have LDL-lowering efficacy that is additive with ezetimibe

LDL-C in mg/dL by PUC & Percent change from baseline



Placebo
Ezetimibe 10mg
Obicetrapib 5mg
Obi 5mg / Eze 10mg
10
0
-10
-20
-30
-40
-50
-60
-2
-15
-30
-51

Median (min, max) LDL-C levels (mg/dL) at baseline and EOT

Time	Placebo	Ezetimibe 10mg	Obicetrapib 5mg	Obi 5 + Eze 10mg
Baseline Median	136.0 (101, 177) (N=24)	127.0 (76, 189) (N=27)	121.0 (82, 153) (N=27)	123.0 (89, 186) (N=27)
EoT Median	138.0 (88, 193) (N=25)	105.0 (66, 142) (N=24)	86.5 (38, 137) (N=26)	63.5 (34, 133) (N=24)
% change from BL median	-2.0 (-24.5, 35.9) (N=27)	-14.90 (-46.8, 46.9) (N=25)	-30.10 (-56.7, 19.1) (N=25)	-51.40 (-69.6, 8.1) (N=24)
% change from BL LS Mean (95% CI)	1.40 (-6.03, 8.84)	-12.86 (-20.29, -5.42)	-30.70 (-38.21, -23.19)	-40.95 (-48.73, -33.16)
p-value	0.7116	0.0007	<0.0001	<0.0001

NewAmsterdam Pharma
CONFIDENTIAL 48

OCEAN: ApoB in mg/dL & percent change from baseline



Placebo
Ezetimibe 10mg
Obicetrapib 5mg
Obi 5mg / Eze 10mg
% change from baseline (median)
10
5
0
-5
-10
-15
-20
-25
-30
-35
-40
-1
-9
-24
-35

Median (min, max) ApoB levels (mg/dL) at baseline and E0T

Time	Placebo	Ezetimibe 10mg	Obicetrapib 5mg	Obi 5mg + Eze 10mg
Baseline Median	105.5 (74, 141) (N=28)	103.0 (79, 133) (N=28)	102.0 (74, 124) (N=28)	105.0 (77, 158) (N=27)
EoT Median	107.0 (69, 153) (N=27)	94.0 (59, 137) (N=25)	75.0 (45, 103) (N=26)	73.0 (49, 105) (N=24)
% change from BL Median	-0.9 (-19.8, 25.4) (N=27)	-8.9 (-45.4, 32.3) (N=25)	-23.5 (-39.3, 21.2) (N=26)	-34.8 (-53.0, 8.9) (N=24)

NewAmsterdam Pharma
CONFIDENTIAL 49

OCEAN safety: TEAEs, TESAEs and withdrawals overview --Obicetrapib 5mg well tolerated compared to placebo-- Placebo Ezetimibe 10mg Obicetrapib 5mg Obi 5mg / Eze 10mg TEAEs (%) TEAEs, total 6 (21.4) 8 (28.6) 4 (14.3) 9 (33.3) TEAEs, related 4 (14.3) 3 (10.7) 1 (3.6) 3 (11.1) TEAEs, severe 0 1 (3.6) 0 0 TESAEs TESAEs, total 0 2 (7.1) 0 0 TESAEs, related 0 0 0 0 Deaths 0 0 0 0 Withdrawal's study / medication TEAEs leading to discon 1 (3.6) 1 (3.6) 0 2 (7.4) of study drug TESAEs leading to discon 0 1 (3.6) 0 0 of study 50 CONFIDENTIAL

TULIP Phase 2a trial results

TULIP clinical trial design

- Randomized double-blind placebo-controlled trial, once daily dosing
- Endpoints:
  - Percent change in LDL-C at week 12 compared to baseline
  - Safety
  - Tolerability
- Duration: 12 weeks treatment
- Patients:
  - 364 patients (aged 18–75 years)
  - Fasting LDL-C levels: 2.5 - 4.5 mmol/L

OUTCOMES OF TULIP TRIAL


Percent change of LDL-C levels from baseline
Placebo
0.8mg
1mg
2.5mg
5mg
10mg
P<0.0001
-27.4
-32.7
-45.3
-45.3
10mg
Atorva 20mg
Atorva 20mg + 10mg
Rosuva 10mg
Rosuva 10mg + 10mg
-45.3
-45.4
-68.2
-45.3
-63.3
No serious obicetrapib related adverse events or signs of liver or muscle side effects
50.3% incremental LDL-C reduction with 10mg
39.7% incremental LDL-C reduction with 10mg

NewAmsterdam Pharma

Source: Clinicaltrials.gov NCT01970215; Hovingh et.al, The Lancet(2015).

CONFIDENTIAL 51

TULIP: HDL-C, ApoA-1, ApoE and nascent HDL levels increases observed 200% 100% 180%* 180% 161%* 160% 77% 80% 140% 65% 122%* 58% 120% 57% 60% 56% 100% 48% 76%* 80% 40% 38% 37% 35% 33% 32% 28% 60% 25% 40% 20% 19% 20% 3% 1% 2% 0% 0% placebo 1 5 placebo placebo 2.5 10 1 2.5 5 10 1 2.5 5 10 5 10 5 10 5 10 Obicetrapib levels (mg) Obicetrapib levels (mg) Pre-b 1 Pre-b 2 Nascent ABCA-1 HDL-C ApoA-1 ApoE HDL levels efflux 52 CONFIDENTIAL % change at week 12